Tax Status	12 Months Ended
Dec. 31, 2025
EBP 200
EBP, Tax Status [Line Items]
Tax Status	Tax Status
The Plan received a favorable determination letter from the PR Treasury under the PR Code dated June 21, 2018. Additionally, the Plan received a letter dated November 18, 2025 from the PR Treasury approving all amendments to the Plan adopted since June 21, 2018. The Plan Administrator believes that the Plan is currently designed and is currently being operated in compliance with the applicable requirements of the PR Code. The Trust associated with the Plan is intended to be exempt from Puerto Rico income taxation pursuant to the provisions of Section 1081.01(a) of the PR Code, and, pursuant to Section 1022(i)(1) of ERISA, for United States income tax purposes, the Plan's Master Trust is intended to be considered as an organization as described in Section 401(a) of the U.S. Internal Revenue Code of 1986, as amended (the "U.S. Code") and exempt under Section 501(a) of the U.S. Code. Accordingly, no provision for income taxes has been made.

Accounting principles generally accepted in the United States of America require plan management to evaluate tax positions taken by the Plan and recognize a tax liability (or asset) if the Plan has taken an uncertain tax position that more likely than not would not be sustained upon examination by the PR Treasury pursuant to the provisions of the PR Code, as appropriate.  The Plan Administrator has concluded that as of December 31, 2025 and December 31, 2024, there are no uncertain tax positions taken or expected to be taken that would require recognition of a liability (or asset) or disclosure in the financial statements. The Plan is subject to routine audits by taxing jurisdictions; however, there are currently no audits for any tax periods in progress.